D E B T R E L A T E D A G R E E M E N T S ALTISOURCE D E C E M B E R 1 7 , 2 0 2 4 1 Exhibit 99.2

© 2024 Altisource All Rights Reserved. ALTISOURCE OVERVIEW This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition, including without limitation, statements relating to the Company’s entry into definitive documentation and consummating the transactions contemplated by the Agreement, as well as the number of shares for which the Stakeholder Warrants may be exercisable. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” in our Form 10-K filing with the Securities and Exchange Commission, as the same may be updated from time to time in our Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this presentation. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to the COVID-19 pandemic, customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, the timing of the expiration of such moratoriums and programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our debt agreements, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, and the risks and uncertainties related to completion of the transactions described in this presentation and contemplated by the Agreement on the anticipated terms or at all, including the negotiation of and entry into the definitive agreements and the satisfaction of the closing conditions of such definitive agreements, including the obtention of the required shareholder approvals. The financial projections and scenarios contained in this presentation are expressly qualified as forward-looking statements and, as with other forward-looking statements, should not be unduly relied upon. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events, except as required by law. 2

© 2024 Altisource All Rights Reserved. NON-GAAP MEASURES Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Net Debt and Interest-bearing Net Debt, which are presented elsewhere in this presentation, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to net income (loss) attributable to Altisource and long-term debt as measures of Altisource’s performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on the basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods and non-cash share-based compensation, as well as the effect of more significant non-operational items from earnings, and cash flows from operating activities. We believe these measures are also useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-operational items enables comparability to prior period performance and trend analysis. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information presented should not be unduly relied upon. These non-GAAP measures are presented as supplemental information and reconciled to the appropriate GAAP measures in the Appendix. 3

© 2024 Altisource All Rights Reserved. • Executed a binding transaction support agreement, which includes a term sheet (the “Agreement”), with lenders holding approximately 99% of the Company’s term loans (the “Existing Term Loans”) that sets forth the principal terms of, among other things, a proposed exchange, amendment and maturity date extension transaction of the Company’s Existing Term Loans • Executed a commitment letter and term sheet for a $12.5 million super senior credit facility (the “Super Senior Facility”) to fund transaction costs and general corporate purposes • Key anticipated benefits of the transactions contemplated by the Agreement2: ₋ Strengthens Company’s balance sheet and cash flow ₋ Expected to be accretive to the share price as the reduction in debt exceeds the impact from the issuance of shares to lenders (see Slide 9) ₋ Provides more time for Company to benefit from the (a) default market’s potential return to a historical, pre- pandemic foreclosure environment and (b) continued development and anticipated growth of its Origination and Real Estate Investor solutions ₋ Reduces management, employee and customer distractions ₋ Provides potential for pre-transaction shareholders to increase their ownership interest in the Company as the share price increases (see Slide 11) SUMMARY OF CONTEMPLATED TRANSACTIONS 1 4 1 This description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit to Altisource’s Form 8-K filed with the SEC on December 17, 2024 2 Throughout this presentation, in describing the transactions contemplated by the Agreement, we have assumed 100% of the lenders under the Existing Term Loans exchange Existing Term Loans for the New Facility (as defined on Slide 5)

© 2024 Altisource All Rights Reserved. KEY FEATURES OF CONTEMPLATED TRANSACTIONS1 5 1 This description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit to Altisource’s Form 8-K filed with the SEC on December 17, 2024 2 Reduction in annual cash interest is based on SOFR of 4.36% as of December 12, 2024 and the anticipated outstanding balance on the Existing Term Loans as of December 31, 2024. Reduction in annual PIK interest is based on anticipated PIK interest expense in 2025 under the Existing Term Loans, which includes quarterly compounding of PIK interest. Actual cash interest reduction versus existing loan terms will vary based on actual SOFR rate • Reduces Company’s outstanding debt obligations by 25% from $231 million (as of December 17, 2024) to $172.5 million (at transaction closing), comprised of: ₋ $110 million interest-bearing first lien loans (the “New Debt”) ₋ $50 million non-interest-bearing exit fee associated with the New Debt to be paid at maturity of the New Debt (the “Exit Fee”) or as a component of any prepayments applied on a pro rata basis to the New Debt and the Exit Fee (New Debt and Exit Fee, collectively, the “New Facility”) ₋ $12.5 million Super Senior Facility Reduces Debt by $58 Million from $231 Million to $173 Million • Reduces Company’s annual cash and PIK interest on outstanding debt obligations by approximately $18 million from an anticipated $31 million to approximately $13 million2: • Cash interest reduced by approximately $9 million2 • Paid-in-kind interest reduced by approximately $9 million2 • Sets the interest rate on the New Debt and the Super Senior Facility at SOFR + 6.50% ₋ Interest rate on the Existing Term Loans is SOFR + 8.75% Reduces Interest by Approximately $18 Million from $31 Million to $13 Million2 • Extends the maturity date under the New Facility by five years to April 30, 2030 (compared to the April 30, 2025 maturity date under the Existing Term Loans, with a possible extension by 12 months, subject to certain conditions) Extends Maturity Date by Five Years

© 2024 Altisource All Rights Reserved. KEY FEATURES OF CONTEMPLATED TRANSACTIONS1 6 1 This description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit to Altisource’s Form 8-K filed with the SEC on December 17, 2024 • Maintains covenant-lite structure and no financial covenants, consistent with the Existing Term Loans Maintains Covenant-Lite Structure • Provides lenders under the New Facility with approximately 57.9 million common shares of Altisource, representing 63.5% of the pro forma outstanding shares of Altisource immediately following the transactions Provides Equity to Lenders • Grants pre-transaction Altisource shareholders, penny warrant holders and restricted stock unit holders, as of a defined record date preceding the closing of the transactions, (the “Stakeholders”) warrants to purchase approximately 115 million common shares of Altisource at an exercise price of $1.20 per share (the “Stakeholder Warrants”), potentially reducing dilution from the shares to be granted to the lenders under the Agreement • Stakeholders are expected to receive warrants to purchase approximately 3.25 shares of Altisource common stock for each share of or right to common stock held • 50% of the Stakeholder Warrants expire on March 31, 2029 and require cash settlement through the cash payment to the Company of the exercise price • 50% of the Stakeholder Warrants expire on April 30, 2032 and require net settlement through the forfeiture of shares to the Company equal to the exercise price Grants Warrants to Pre- Transaction Stakeholders, Providing for Potential Future Increased Ownership of the Company as the Share Price Increases

# CREDIT FACILITY – SUMMARY OF TERMS

| | |
|---|---|
| Exchange First Lien Loans | $110 million |
| Interest Rate on Exchange First Lien Loans | SOFR + 6.50% (3.50% SOFR Floor), payable quarterly in cash |
| Exit Fee on Exchange First Lien Loans | $50 million payable on Maturity Date[1] |
| Exit Fee Interest Rate | None |
| Maturity Date | April 30, 2030 |
| Call Protection | None |
| Amortization | 1% of New Debt per annum, payable quarterly in cash[1] |
| Cash Received from the Exercise of Cash Exercise Stakeholder Warrants | A minimum of 95% of proceeds the Company receives in connection with the exercise of Cash Exercise Stakeholder Warrants shall be used to prepay the Exchange First Lien Loans |
| Excess Cash Flow Sweep | Excess Cash Flow Amount shall be applied to the prepayment of: first, the Super Senior Facility and, second, the New Facility. "Excess Cash Flow Amount" means: The lesser of (a) 75% of the aggregate Excess Cash Flow (as defined in the Existing Term Loans) for the most recently ended fiscal year of the Company for which financial statements have been delivered and (b) an amount which, immediately after giving effect to such repayment, would leave the Company with no less than $30 million of total cash on the balance sheet |
| Financial Covenants | None; consistent with Existing Term Loans |
| Other Affirmative and Negative Covenants | Other affirmative and negative covenants, including expanding certain baskets as compared to the Existing Term Loans and other protections, to be agreed upon by the Ad Hoc Group and Company |
| Other | Allows the Company to secure the Super Senior Facility to replace the existing revolving facility |

[1] Any mandatory or voluntary prepayments of the New Debt will be applied on a pro rata basis to par value of New Debt and Exit Fee

© 2024 Altisource All Rights Reserved.

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# SUPER SENIOR FACILITY – SUMMARY OF TERMS

| | |
|---|---|
| Super Senior Credit Facility | $12.5 million |
| Use of Proceeds | Transaction costs and general corporate purposes |
| Original Issue Discount | 10.0% |
| Interest Rate on Super Senior Credit Facility | SOFR + 6.50% (3.50% SOFR Floor), payable quarterly in cash |
| Maturity Date | A date no later than four years from date of the closing of the transactions |
| Call Protection | None |
| Amortization | 1%, payable quarterly in cash |
| Excess Cash Flow Sweep | Excess Cash Flow Amount shall be applied to the prepayment of: first, the Super Senior Facility and, second, the New Facility. "Excess Cash Flow Amount" means: The lesser of (a) 75% of the aggregate Excess Cash Flow (as defined in the Existing Term Loans) for the most recently ended fiscal year of the Company for which financial statements have been delivered and (b) an amount which, immediately after giving effect to such repayment, would leave the Company with no less than $30 million of total cash on the balance sheet |
| Financial Covenants | None |
| Other Affirmative and Negative Covenants | Other affirmative and negative covenants to be agreed upon |

© 2024 Altisource All Rights Reserved.

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# PRO FORMA CAPITALIZATION SUMMARY[1]

***Transaction Expected to Initially be Accretive as the Reduction in Debt Exceeds the Impact from the Grant of New Equity to Lenders***

| (in 000s) | As of 12-13-24 | Contemplated Transactions | Pro Forma[2] |
|---|---|---|---|
| Debt Outstanding: | | | |
| New Debt (Interest-bearing) | $ 230,590 | $ (120,590) | $ 110,000 |
| Exit Fee (Non-interest-bearing) | - | 50,000 | 50,000 |
| Super Senior Facility (Interest-bearing) | - | 12,500 | 12,500 |
| Debt Outstanding | 230,590 | (58,090) | 172,500 |
| Cash and Cash Equivalents | 29,000 | 6,250 | 35,250 |
| | | | |
| Illustrative Market Capitalization | 22,468 | 64,340 | 86,808 |
| Diluted Shares Outstanding[3] | 30,366 | 62,456 | 92,822 |
| Share Price | $ 0.74 | $ 0.20 | $ 0.94 |
| | | | |
| Interest-bearing Net Debt[4]: Interest-bearing Debt less Cash and Cash Equivalents | $ 201,590 | $ (114,340) | $ 87,250 |

[1] The information presented is for illustration purposes only and is based upon certain assumptions that we believe are reasonable as of the date of this presentation. However, these assumptions are inherently subject to change, risks and uncertainties and actual results may differ materially from those shown here. The actual performance could be influenced by a variety of factors including, among others, market conditions, operational performance, regulatory changes and unforeseen events. Actual accounting and stock price may differ

[2] Pro Forma figures represent the amounts immediately following the contemplated transactions and do not include the impact from the potential exercise of any Stakeholder Warrants

[3] Diluted shares outstanding as of December 13, 2024 represents current shares outstanding, the assumed exercise of penny warrants and estimated existing restricted stock units anticipated to vest

[4] This is a non-GAAP measure defined and reconciled in the Appendix

© 2024 Altisource All Rights Reserved.

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# CREDIT METRICS PRO FORMA FOR NEW DEBT[1]

Altisource
YOUR ONE SOURCE™

***Transaction Would Substantially Improve Company's Leverage and Debt Service Coverage Ratios; These Metrics Would Further Improve if Net Debt Declines from Excess Cash Flow and Proceeds Received from the Cash Exercise of Stakeholder Warrants***

| **Credit Metrics ($ in 000s):** | | As of 12-13-24 | Contemplated Transactions | Pro Forma[2] |
|---|---|---|---|---|
| Illustrative Leverage Ratio[3] at various Adjusted EBITDA[5] levels: | $20,000 | 10.1x | -5.7x | 4.4x |
| | 25,000 | 8.1x | -4.6x | 3.5x |
| | 30,000 | 6.7x | -3.8x | 2.9x |
| | 35,000 | 5.8x | -3.3x | 2.5x |
| | 40,000 | 5.0x | -2.9x | 2.2x |
| | | | | |
| Illustrative Debt Service Coverage Ratio[4] at various Adjusted EBITDA[5] levels: | $20,000 | 0.9x | 0.5x | 1.4x |
| | 25,000 | 1.1x | 0.6x | 1.7x |
| | 30,000 | 1.3x | 0.7x | 2.0x |
| | 35,000 | 1.6x | 0.8x | 2.4x |
| | 40,000 | 1.8x | 0.9x | 2.7x |

[1] The information presented is for illustration purposes only and is based upon certain assumptions that we believe are reasonable as of the date of this presentation. However, these assumptions are inherently subject to change, risks and uncertainties and actual results may differ materially from those shown here. The actual performance could be influenced by a variety of factors including, among others, market conditions, operational performance, regulatory changes and unforeseen events. Actual accounting and stock price may differ

[2] Pro Forma figures represent the amounts immediately following the contemplated transactions and do not include the impact from the potential cash exercise of any Stakeholder Warrants

[3] Leverage Ratio herein is calculated as Net Debt (interest-bearing debt less cash and cash equivalents) divided by Adjusted EBITDA[5]

[4] Debt Service Coverage Ratio is calculated as Adjusted EBITDA[5] divided by cash interest expense. Cash interest expense is based on SOFR of 4.36% as of December 12, 2024 and the anticipated outstanding balance on the Existing Term Loans as of December 31, 2024

[5] This is a non-GAAP measure defined in the Appendix

© 2024 Altisource All Rights Reserved.

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© 2024 Altisource All Rights Reserved. ILLUSTRATION – EXERCISE OF STAKEHOLDER WARRANTS1 11 1 The information presented is for illustration purposes only and is based upon certain assumptions that we believe are reasonable as of the date of this presentation. However, these assumptions are inherently subject to change, risks and uncertainties and actual results may differ materially from those shown here. The actual performance could be influenced by a variety of factors including, among others, market conditions, operational performance, regulatory changes and unforeseen events. At each Adjusted EBITDA level in each column, it is assumed that the Stakeholder Warrants are exercised at that point in time. Other than cash received from the exercise of Stakeholder Warrants, the illustration assumes cash remains static other than from the Super Senior Secured Term Loan proceeds. 2 This is a non-GAAP measure defined in the Appendix 3 The percentage increase in Equity Value of Diluted Shares Currently Outstanding is based upon the closing share price of $0.74 as of December 13, 2024 (in 000s) Illustrative Adjusted EBITDA2 25,000$ 30,000$ 35,000$ 40,000$ 45,000$ 50,000$ Illustrative Adjusted EBITDA Multiple 8.0 8.0 8.0 8.0 8.0 8.0 Illustrative Enterprise Value 200,000 240,000 280,000 320,000 360,000 400,000 Less: Net Debt2 Debt, Including Exit Fee (172,500) (172,500) (172,500) (172,500) (172,500) (172,500) Cash and Cash Equivalents 35,250 35,250 35,250 35,250 35,250 35,250 Cash from Exercise of Shareholder Warrants - - 69,000 69,000 69,000 69,000 Net Debt2 (137,250) (137,250) (68,250) (68,250) (68,250) (68,250) Illustrative Implied Equity Value 62,750 102,750 211,750 251,750 291,750 331,750 Diluted Shares Outstanding: Immediately Following Transaction 92,822 92,822 92,822 92,822 92,822 92,822 From Assumed Exercise of Stakeholder Warrants - Cash to Exercise - - 57,500 57,500 57,500 57,500 From Assumed Exercise of Stakeholder Warrants - Settled in Net Shares - - 6,309 12,661 17,771 21,762 Diluted Shares Outstanding 92,822 92,822 156,631 162,982 168,093 172,083 Illustrative Equity Value per Share 0.68$ 1.11$ 1.35$ 1.54$ 1.74$ 1.93$ Illustrative Ownership % Post-Transaction of Diluted Shares Currently Outstanding 33% 33% 55% 56% 57% 58% Illustrative % Increase in Equity Value of Diluted Shares Currently Outstanding3 -9% 50% 150% 261% 373% 485% Transaction Should Substantially Improve the Company’s Balance Sheet and Provide Current Shareholders the Potential for Value Creation through Future Increased Ownership of the Company Should the Share Price Increase

© 2024 Altisource All Rights Reserved. NEXT STEPS • Our next steps include, among other things: - Filing a preliminary proxy statement with the SEC to seek the shareholder approvals necessary to facilitate the transactions described in the Agreement (the “Required Approvals”) - Negotiating definitive documents - Holding a meeting of shareholders to approve the Required Approvals • Subject to, among other things, negotiating and executing definitive documents and receipt of the Required Approvals, we anticipate closing the transactions by the end of the first calendar quarter of 2025 12

© 2024 Altisource All Rights Reserved. KEY FOCUS AREAS • As we look to the future, we are focusing on growing and diversifying our revenue streams and customer base - Maintaining efforts to deliver and grow our default related services - Increasing our focus on our businesses that are less reliant on the default market • Origination solutions • Construction risk management • Home renovations • Potentially extending certain of our residential capabilities to the commercial real estate and lending markets 13

© 2024 Altisource All Rights Reserved. SUMMARY • We have improved Net Cash Used in Operating Activities by more than $55 million1 since 2021 - Reduced costs and grew sales wins during an extremely challenging multi-year environment for the residential default mortgage services industry • We believe the transactions contemplated by the Agreements we announced today represent a balanced solution to the benefit of our lenders and pre-transaction shareholders - Strengthens the Company’s balance sheet and cash flow - Provides additional time to execute the Company’s operating plan - Eliminates distractions for the Altisource’s team, shareholders and customers 1 Based on annualized year-to-date September 2024 Net Cash Used in Operating Activities compared to 2021 Net Cash Used in Operating Activities 14

© 2024 Altisource All Rights Reserved. APPENDIX 15

© 2024 Altisource All Rights Reserved. EBITDA, Adjusted EBITDA and Net Debt are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to net income (loss) attributable to Altisource and long-term debt as measures of Altisource’s performance. • EBITDA is calculated by removing the income tax provision, interest expense (net of interest income), depreciation and amortization and intangible asset amortization expense from GAAP net loss attributable to Altisource • Adjusted EBITDA is calculated by removing the income tax provision, interest expense (net of interest income), depreciation and amortization, intangible asset amortization expense, share-based compensation expense, cost of cost savings initiatives and other, debt amendment costs and unrealized gain on warrant liability from net loss attributable to Altisource • Net Debt is calculated as long-term debt, including current portion, minus cash and cash equivalents • Interest-bearing Net Debt is calculated as long-term debt, including current portion, minus non-interest-bearing long- term debt, including current portion, minus cash and cash equivalents N O N - G A A P M E A S U R E S 16

# NON-GAAP MEASURES

| Reconciliation ($ in millions) | As of 12-13-24 | Contemplated Transactions | Pro Forma[1] |
|---|---|---|---|
| Long-term debt, including current portion | $ 230.6 | $ 58.1 | $ 172.5 |
| Less: | | | |
| Non-interest bearing long-term debt, including current portion | - | 50.0 | (50.0) |
| Cash and cash equivalents | (29.0) | 6.3 | (35.3) |
| Interest-bearing Net Debt | $ 201.6 | $ 114.3 | $ 87.3 |

[1] Pro Forma figures represent the amounts immediately following the contemplated transactions and do not include the impact from the potential exercise of any Stakeholder Warrants

© 2024 Altisource All Rights Reserved.

Note: Numbers may not sum due to rounding

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# INVESTOR RELATIONS INFORMATION

Altisource
YOUR ONE SOURCE™

| | |
|---|---|
| ABOUT ALTISOURCE | Altisource Portfolio Solutions S.A. is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing markets we serve. |
| CONTACT INFORMATION | All Investor Relations inquiries should be sent to: **Investor.relations@altisource.com** |
| EXCHANGE | NASDAQ Global Select Market |
| TICKER | ASPS |
| HEADQUARTERS | Luxembourg |
| EMPLOYEES | Approximately 1,150 |

© 2024 Altisource All Rights Reserved.

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